UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/12/2010

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13879

Delaware	98-0181725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Innospec Manufacturing Park, Oil Sites Road, Ellesmere Port, Cheshire, CH65

4EY, UK

(Address of principal executive offices, including zip code)

011 44 151 355 3611

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the annual meeting of Innospec shareholders held on May 12, 2010, the shareholders elected and re-elected the directors nominated in the Innospec Proxy Statement, dated March 26, 2010, with the following votes for and votes withheld:

Director	Votes For	Votes Withheld
Robert I. Paller	20,130,101	215,646
Patrick S. Williams	9,788,602	10,557,145
Robert E. Bew	9,715,257	10,630,490
Martin M. Hale	9,786,802	10,558,945

There were 2,148,532 broker non-votes with respect to the election and re-election of directors.

The shareholders also approved the following proposal:

Proposal	Votes For	Votes Against	Abstentions
To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2010	22,405,300	53,182	35,797

There were no broker non-votes with respect to the ratification of our independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date: July 09, 2010	By:	/S/ ANDREW HARTLEY
Andrew Hartley
Vice President and General Counsel